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                                                                  EXHIBIT  10.43

                       FIRST AMENDMENT TO LEASE AGREEMENT
                           CHANGE OF COMMNCEMENT DATE


This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of September 15, 1997, by and between LINCOLN MENLO PHASE I ASSOCIATES LIMITED, a California limited partnership ("Landlord"), and Jet Fax, Inc., a Delaware corporation ("Tenant"), with reference to the following facts:


                                    RECITALS



A. Landlord and Tenant have entered into that certain Lease Agreement dated April 4, 1997 (the "Lease"), for the leasing of certain premises containing approximately 4,790 rentable square feet of space located at 1378 Willow Road, Menlo Park, California (the "Premises") as such Premises are more fully described in the Lease.



B. Landlord and Tenant wish to amend the Commencement Date of the Lease.


NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:


   1. Recitals: Landlord and Tenant agree that the above recitals are true
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      and correct.

   2. Commencement: The Commencement Date of the Lease shall be July 1, 1997.
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   3. The last day of the Term of the Lease (the "Expiration Date") shall be
      January 31, 2003.

   4. The dates on which the Base Rent will be adjusted are:

      for the period July 1, 1997 to June 30, 1998 the monthly Base Rent shall be $6,186.94;
      for the period July 1, 1998 to June 30, 1999 the monthly Base Rent shall be $6,378.54;
      and for the period July 1, 1999 to January 31, 2003 the monthly Base Rent shall be $6,570.14.

   5. Effect of Amendment: Except as modified herein, the terms and conditions
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      of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

   6. Definitions: Unless otherwise defined in this Amendment, all terms not
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      defined in this Amendment shall have the meaning set forth in the Lease.

   7. Authority: Subject to the provisions of the Lease, this Amendment shall be
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      binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on
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      such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

   8. The terms and provisions of the Lease are hereby incorporated in this Amendment.



IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.



TENANT:


Jet Fax, Inc.,
a Delaware corporation

By:
       -----------------------------

Its    VP Manufacturing
       -----------------------------

Date:  9/17/97
       -----------------------------



LANDLORD:
LINCOLN MENLO PHASE I ASSOCIATES LIMITED,

a California limited partnership


By: Lincoln Property Company Management Services, Inc.,
    As Manager and Agent for Landlord

    By:
          -----------------------------
          Vice President


    Date:
          -----------------------------